UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 5, 2014
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On September 5, 2014, the U.S. District Court for the District of Maryland rendered an adverse decision in Hospira, Inc.’s (the “Company”) pending litigation against the U.S. Food and Drug Administration (the “FDA”) relating to the Company’s proprietary sedative, Precedex™.  See Item 8.01 below for further information regarding that decision.

Notwithstanding that decision, the Company confirms its earnings per share guidance of $2.30 - $2.50 for calendar year 2014 as reflected and discussed in its second quarter 2014 earnings call and press release, which was furnished as an exhibit to its Current Report on Form 8-K dated July 30, 2014.  Reference is made to that Form 8-K for further information, including factors affecting the achievability of that range.

Item 8.01                                           Other Events

On September 5, 2014, in Hospira, Inc. v. Burwell, et al., Case 8:14-cv-02662-GLH, the U.S. District Court for the District of Maryland rendered a decision rejecting claims asserted by the Company relating to the FDA’s docket decision dated August 18, 2014, and the FDA’s subsequent approval of two applications for generic versions of Precedex™ with a label “carve out.”  The District Court previously had granted the Company’s motion for a temporary restraining order against the FDA and against further sales after initial shipment by the two companies that had received generic approvals.

The Company has filed an appeal of the District Court’s decision, and a motion for injunction pending appeal before the U.S. Court of Appeals for the Fourth Circuit.  No assurance can be provided by the Company as to the timing of any decision by the Court of Appeals, the content of that decision or whether the Court of Appeals will grant the requested injunction.  As a result of the September 5 ruling, and absent relief from the Court of Appeals, sales of generic Precedex likely will continue and the FDA may grant additional approvals, both of which will have an adverse impact on the Company’s net sales of Precedex™ and related results of operations.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s operations.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control, which may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including without limitation, additional actions by or requests from the FDA and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference.  The Company undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: September 8, 2014	/s/ ROYCE BEDWARD
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary